UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
April 1, 2007

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement dated as of February1, 2007, providing for the issuance of Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-3)

LEHMAN XS TRUST 2007-3
(Exact name of Issuing Entity as specified in its charter)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of Depositor as specified in its charter)

LEHMAN BROTHERS HOLDINGS INC.
(Exact name of Sponsor as specified in its charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                                                       None
    (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

The Registrant registered issuances of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-3 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,302,501,000 aggregate principal amount of Class 1A-A1, Class 1A-A2, Class 1B-A1, Class 1B-A2, Class 1B-A3, Class 2A-A1, Class 2A-A2, Class 2A-A3, Class 2A-A4, Class 3A-A1, Class 3B-A1, Class 3B-A2, Class 3B-A3, Class 4A-A1, Class 4A-A2, Class 4A-A3, Class 4A-AIO, 4B-A1, Class 4B-A2, Class 4B-A3, Class 4B-AIO, Class 1-M1, Class 1-M2, Class 1-M3, Class 1-M4, Class 1-M5, Class 1-M6, Class 1-M7, Class 1-M8, Class 2-M1, Class 2-M2, Class 2-M3, Class 2-M4, Class 2-M5, Class 2-M6, Class 2-M7, Class 2-M8, Class 2-M9, Class 2-M10, Class 3-M1, Class 3-M2, Class 3-M3, Class 3-M4, Class 3-M5, Class 3-M6, Class 3-M7, Class 3-M8, Class 4-M1, Class 4-M2, Class 4-M3, Class 4-M4, Class 4-M5, Class 4-M6 and Class 4-M7 Certificates (“Certificates”) of its Lehman XS Trust Mortgage Pass-Through Certificates, Series 2007-3 on February 28, 2007.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), dated as of February1, 2007 among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as trustee and Aurora Loan Services LLC, as master servicer, as amended by Amendment No. 1 attached hereto as Exhibit 4.1, dated and effective as of April 1, 2007, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as trustee and Aurora Loan Services LLC, as master servicer. The Trust Agreement was previously filed on a Current Report on Form 8-K on March 15, 2007. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)    Not applicable.

(d)    Exhibits:

4.1
Amendment No. 1 to the Trust Agreement, dated and effective as of April 1, 2007, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as trustee and Aurora Loan Services LLC, as master servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:	/s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title: Senior Vice President

Dated: April 25, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1
Amendment No. 1 to the Trust Agreement, dated and effective as of April 1, 2007, among Structured Asset Securities Corporation, as depositor, LaSalle Bank National Association, as Trustee and Aurora Loan Services LLC, as master servicer.